News Release

Contact:
Jen Hartmann
Director, Public Relations
HartmannJenniferA@JohnDeere.com

Deere Reports Third Quarter Net Income of $1.734 Billion

●	Strong ag margins highlight continued value delivery amid market fluctuations.
●	Global ag fundamentals are expected to remain weak as construction moderates.
●	Full-year net income forecast unchanged despite challenging environment.

MOLINE, Illinois (August 15, 2024) — Deere & Company reported net income of $1.734 billion for the third quarter ended July 28, 2024, or $6.29 per share, compared with net income of $2.978 billion, or $10.20 per share, for the quarter ended July 30, 2023. For the first nine months of the year, net income attributable to Deere & Company was $5.855 billion, or $21.04 per share, compared with $7.797 billion, or $26.35 per share, for the same period last year.

Worldwide net sales and revenues decreased 17 percent, to $13.152 billion, for the third quarter of 2024 and decreased 11 percent, to $40.572 billion, for nine months. Net sales were $11.387 billion for the quarter and $35.484 billion for nine months, compared with $14.284 billion and $41.765 billion last year, respectively.

“John Deere’s third-quarter results showcase our disciplined execution in the face of challenging conditions in the global agricultural and construction sectors,” said John C. May, chairman and chief executive officer. “Despite facing significant headwinds, our teams have demonstrated resiliency in adapting to market fluctuations, allowing us to remain focused on advancing our strategy and consistently providing exceptional value to our customers.”

Company Outlook & Summary

Net income attributable to Deere & Company for fiscal 2024 is forecasted to be approximately $7.0 billion.

“In response to weak market conditions, we have taken steps to reduce costs and strategically align our production with customer needs,” said May. “Although these decisions were difficult, they are vital for our continued success and competitiveness. Our commitment to our customers is at the heart of everything we do, and we are confident that these proactive measures will allow us to continue investing in innovative, high-quality products and solutions that improve our customers’ lives.”

Deere & Company	Third Quarter			Year to Date
$ in millions, except per share amounts	2024	2023	% Change	2024	2023	% Change
Net sales and revenues	$13,152	$15,801	-17%	$40,572	$45,839	-11%
Net income	$1,734	$2,978	-42%	$5,855	$7,797	-25%
Fully diluted EPS	$6.29	$10.20		$21.04	$26.35

Results for the presented periods were affected by special items. See Note 1 of the financial statements for further details.

Production & Precision Agriculture	Third Quarter
$ in millions	2024	2023	% Change
Net sales	$5,099	$6,806	-25%
Operating profit	$1,162	$1,782	-35%
Operating margin	22.8%	26.2%

Production and precision agriculture sales decreased for the quarter as a result of lower shipment volumes, partially offset by price realization. Operating profit decreased due to lower shipment volumes and employee-separation programs’ expenses, presented as a special item below. These factors were partially offset by price realization and lower warranty expenses.

Production & Precision Agriculture Operating Profit

Third Quarter 2024 Compared to Third Quarter 2023

$ in millions

Small Agriculture & Turf	Third Quarter
$ in millions	2024	2023	% Change
Net sales	$3,053	$3,739	-18%
Operating profit	$496	$732	-32%
Operating margin	16.2%	19.6%

Small agriculture and turf sales decreased for the quarter as a result of lower shipment volumes, partially offset by price realization. Operating profit decreased primarily due to lower shipment volumes and higher warranty expenses, partially offset by price realization.

Small Agriculture & Turf Operating Profit

Third Quarter 2024 Compared to Third Quarter 2023

$ in millions

Construction & Forestry	Third Quarter
$ in millions	2024	2023	% Change
Net sales	$3,235	$3,739	-13%
Operating profit	$448	$716	-37%
Operating margin	13.8%	19.1%

Construction and forestry sales decreased for the quarter due to lower shipment volumes. Operating profit decreased primarily due to lower shipment volumes / sales mix and unfavorable price realization.

Construction & Forestry Operating Profit

Third Quarter 2024 Compared to Third Quarter 2023

$ in millions

Financial Services	Third Quarter
$ in millions	2024	2023	% Change
Net income	$153	$216	-29%

Financial services net income for the quarter decreased due to a higher provision for credit losses and less-favorable financing spreads, partially offset by income earned on higher average portfolio balances and favorable discrete tax items.

Industry Outlook for Fiscal 2024
Agriculture & Turf
U.S. & Canada:
Large Ag	Down ~ 15%
Small Ag & Turf	Down ~ 10%
Europe	Down ~ 15%
South America (Tractors & Combines)	Down 15 to 20%
Asia	Down moderately

Construction & Forestry
U.S. & Canada:
Construction Equipment	Down 5 to 10%
Compact Construction Equipment	Flat to Down 5%
Global Forestry	Down ~ 10%
Global Roadbuilding	Flat to Down 5%

Deere Segment Outlook for Fiscal 2024		Currency	Price
$ in millions	Net Sales	Translation	Realization
Production & Precision Ag	Down 20% to 25%	~ Flat	Up ~ 2.0%
Small Ag & Turf	Down 20% to 25%	~ Flat	Up ~ 2.0%
Construction & Forestry	Down 10% to 15%	~ Flat	Up ~ 0.5%

Financial Services	Net Income	~$ 720

Financial Services. Fiscal-year 2024 net income attributable to Deere & Company for the financial services operations is forecasted to be approximately $720 million. Results are expected to be higher than fiscal year 2023 due to income earned on higher average portfolio balances, partially offset by a higher provision for credit losses and less-favorable financing spreads. A correction of the accounting treatment for financing incentives offered to John Deere dealers impacted 2023 financial results. The cumulative effect of this correction, $173 million pretax ($135 million after-tax), was recorded in the second quarter of 2023.

FORWARD-LOOKING STATEMENTS

Certain statements contained herein, including in the section entitled “Company Outlook & Summary,” “Industry Outlook,” “Deere Segment Outlook,” and “Condensed Notes to Interim Consolidated Financial Statements” relating to future events, expectations, and trends constitute “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995 and involve factors that are subject to change, assumptions, risks, and uncertainties that could cause actual results to differ materially. Some of these risks and uncertainties could affect all lines of the company’s operations generally while others could more heavily affect a particular line of business.

Forward-looking statements are based on currently available information and current assumptions, expectations, and projections about future events and should not be relied upon. Except as required by law, the company expressly disclaims any obligation to update or revise its forward-looking statements. Many factors, risks, and uncertainties could cause actual results to differ materially from these forward-looking statements. Among these factors are risks related to:

●	changes in and compliance with U.S., foreign and international laws, regulations, and policies relating to trade, economic sanctions, data privacy, spending, taxing, banking, monetary, environmental (including climate change and engine emissions), and farming policies;
●	political, economic, and social instability of the geographies in which the company operates, including the ongoing war between Russia and Ukraine and the conflict in the Middle East;
●	adverse macroeconomic conditions, including unemployment, inflation, interest rate volatility, changes in consumer practices due to slower economic growth, and regional or global liquidity constraints;
●	worldwide demand for food and different forms of renewable energy;

●	the ability to execute business strategies, including the company’s Smart Industrial Operating Model, Leap Ambitions, and mergers and acquisitions;
●	the ability to understand and meet customers’ changing expectations and demand for John Deere products and solutions;
●	accurately forecasting customer demand for products and services and adequately managing inventory;
●	the ability to integrate new technology, including automation and machine learning, and deliver precision technology and solutions to customers;
●	changes to governmental communications channels (radio frequency technology);
●	the ability to adapt in highly competitive markets;
●	dealer practices and their ability to manage inventory and distribution of John Deere products and to provide support and service precision technology solutions;
●	changes in climate patterns, unfavorable weather events, and natural disasters;
●	governmental and other actions designed to address climate change in connection with a transition to a lower-carbon economy;
●	higher interest rates and currency fluctuations which could adversely affect the U.S. dollar, customer confidence, access to capital, and demand for John Deere products and solutions;
●	availability and price of raw materials, components, and whole goods;
●	delays or disruptions in the company’s supply chain;
●	the company’s equipment fails to perform as expected, which could result in warranty claims, post-sales repairs or recalls, product liability litigation, and regulatory investigations;
●	the ability to attract, develop, engage, and retain qualified employees;
●	the impact of workforce reductions on employee retention, morale, and institutional knowledge;
●	security breaches, cybersecurity attacks, technology failures, and other disruptions to John Deere information technology infrastructure and products;
●	loss of or challenges to intellectual property rights;
●	legislation introduced or enacted that could affect the company’s business model and intellectual property, such as right to repair or right to modify legislation;
●	investigations, claims, lawsuits, or other legal proceedings;
●	events that damage the company’s reputation or brand, such as the recent social media campaign targeting the company’s stance on certain social issues or the company’s response thereto;
●	the agricultural business cycle, which can be unpredictable and is affected by factors such as world grain stocks, available farm acres, acreage planted, soil conditions, harvest yields, prices for commodities and livestock, input costs, and availability of transport for crops; and
●	housing starts and supply, real estate and housing prices, levels of public and non-residential construction, and infrastructure investment.

Further information concerning the company and its businesses, including factors that could materially affect the financial results, is included in the company’s filings with the SEC (including, but not limited to, the factors discussed in Item 1A. “Risk Factors” of the company’s most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q). There also may be other factors that the company cannot anticipate or that are not described herein because the company does not currently perceive them to be material.

DEERE & COMPANY

THIRD QUARTER 2024 PRESS RELEASE

(In millions of dollars) Unaudited

	Three Months Ended			Nine Months Ended
	July 28	July 30%		July 28	July 30%
	2024	2023	Change	2024	2023	Change
Net sales and revenues:
Production & precision ag net sales	$5,099	$6,806	-25	$16,529	$19,826	-17
Small ag & turf net sales	3,053	3,739	-18	8,663	10,886	-20
Construction & forestry net sales	3,235	3,739	-13	10,292	11,053	-7
Financial services revenues	1,489	1,228	+21	4,259	3,375	+26
Other revenues	276	289	-4	829	699	+19
Total net sales and revenues	$13,152	$15,801	-17	$40,572	$45,839	-11

Operating profit: *
Production & precision ag	$1,162	$1,782	-35	$3,857	$5,160	-25
Small ag & turf	496	732	-32	1,393	2,028	-31
Construction & forestry	448	716	-37	1,682	2,179	-23
Financial services	191	286	-33	657	565	+16
Total operating profit	2,297	3,516	-35	7,589	9,932	-24
Reconciling items **	62	98	-37	111	29	+283
Income taxes	(625)	(636)	-2	(1,845)	(2,164)	-15
Net income attributable to Deere & Company	$1,734	$2,978	-42	$5,855	$7,797	-25

*      Operating profit is income from continuing operations before corporate expenses, certain external interest expenses, certain foreign exchange gains and losses, and income taxes. Operating profit for financial services includes the effect of interest expense and foreign exchange gains or losses.

**     Reconciling items are primarily corporate expenses, certain interest income and expenses, certain foreign exchange gains and losses, pension and postretirement benefit costs excluding the service cost component, and net income attributable to noncontrolling interests.

DEERE & COMPANY

STATEMENTS OF CONSOLIDATED INCOME

For the Three and Nine Months Ended July 28, 2024 and July 30, 2023

(In millions of dollars and shares except per share amounts) Unaudited

	Three Months Ended		Nine Months Ended
	2024	2023	2024	2023
Net Sales and Revenues
Net sales	$11,387	$14,284	$35,484	$41,765
Finance and interest income	1,461	1,253	4,207	3,326
Other income	304	264	881	748
Total	13,152	15,801	40,572	45,839

Costs and Expenses
Cost of sales	7,848	9,624	24,205	28,288
Research and development expenses	567	528	1,664	1,571
Selling, administrative and general expenses	1,278	1,110	3,608	3,392
Interest expense	840	623	2,478	1,671
Other operating expenses	264	310	930	971
Total	10,797	12,195	32,885	35,893

Income of Consolidated Group before Income Taxes	2,355	3,606	7,687	9,946
Provision for income taxes	625	636	1,845	2,164

Income of Consolidated Group	1,730	2,970	5,842	7,782
Equity in income of unconsolidated affiliates	1	2	4	5

Net Income	1,731	2,972	5,846	7,787
Less: Net loss attributable to noncontrolling interests	(3)	(6)	(9)	(10)
Net Income Attributable to Deere & Company	$1,734	$2,978	$5,855	$7,797

Per Share Data
Basic	$6.32	$10.24	$21.13	$26.48
Diluted	6.29	10.20	21.04	26.35
Dividends declared	1.47	1.25	4.41	3.70
Dividends paid	1.47	1.25	4.29	3.58

Average Shares Outstanding
Basic	274.5	290.8	277.1	294.4
Diluted	275.6	292.1	278.2	295.9

See Condensed Notes to Interim Consolidated Financial Statements.

DEERE & COMPANY

CONDENSED CONSOLIDATED BALANCE SHEETS

(In millions of dollars) Unaudited

	July 28	October 29	July 30
	2024	2023	2023
Assets
Cash and cash equivalents	$7,004	$7,458	$6,576
Marketable securities	1,140	946	841
Trade accounts and notes receivable – net	7,469	7,739	9,297
Financing receivables – net	43,896	43,673	41,302
Financing receivables securitized – net	8,274	7,335	7,001
Other receivables	2,270	2,623	3,118
Equipment on operating leases – net	7,118	6,917	6,709
Inventories	7,696	8,160	9,350
Property and equipment – net	7,092	6,879	6,418
Goodwill	3,960	3,900	3,994
Other intangible assets – net	1,030	1,133	1,199
Retirement benefits	3,126	3,007	3,573
Deferred income taxes	1,898	1,814	1,360
Other assets	2,903	2,503	2,659
Assets held for sale	2,965
Total Assets	$107,841	$104,087	$103,397

Liabilities and Stockholders’ Equity

Liabilities
Short-term borrowings	$15,294	$17,939	$17,143
Short-term securitization borrowings	7,869	6,995	6,608
Accounts payable and accrued expenses	14,397	16,130	15,340
Deferred income taxes	481	520	506
Long-term borrowings	42,692	38,477	38,112
Retirement benefits and other liabilities	2,156	2,140	2,536
Liabilities held for sale	1,803
Total liabilities	84,692	82,201	80,245

Redeemable noncontrolling interest	84	97	101

Stockholders’ Equity
Total Deere & Company stockholders’ equity	23,062	21,785	23,048
Noncontrolling interests	3	4	3
Total stockholders’ equity	23,065	21,789	23,051
Total Liabilities and Stockholders’ Equity	$107,841	$104,087	$103,397

See Condensed Notes to Interim Consolidated Financial Statements.

DEERE & COMPANY

STATEMENTS OF CONSOLIDATED CASH FLOWS

For the Nine Months Ended July 28, 2024 and July 30, 2023

(In millions of dollars) Unaudited

	2024	2023
Cash Flows from Operating Activities
Net income	$5,846	$7,787
Adjustments to reconcile net income to net cash provided by operating activities:
Provision (credit) for credit losses	222	(64)
Provision for depreciation and amortization	1,598	1,527
Impairments and other adjustments	53	173
Share-based compensation expense	159	112
Credit for deferred income taxes	(125)	(429)
Changes in assets and liabilities:
Receivables related to sales	(2,446)	(5,059)
Inventories	234	(663)
Accounts payable and accrued expenses	(1,015)	47
Accrued income taxes payable/receivable	31	(595)
Retirement benefits	(246)	(116)
Other	(172)	176
Net cash provided by operating activities	4,139	2,896

Cash Flows from Investing Activities
Collections of receivables (excluding receivables related to sales)	19,143	17,592
Proceeds from maturities and sales of marketable securities	333	127
Proceeds from sales of equipment on operating leases	1,451	1,445
Cost of receivables acquired (excluding receivables related to sales)	(21,113)	(20,714)
Purchases of marketable securities	(572)	(213)
Purchases of property and equipment	(1,043)	(887)
Cost of equipment on operating leases acquired	(2,165)	(1,968)
Collateral on derivatives – net	390	240
Other	(95)	(185)
Net cash used for investing activities	(3,671)	(4,563)

Cash Flows from Financing Activities
Net proceeds (payments) in short-term borrowings (original maturities three months or less)	(992)	5,040
Proceeds from borrowings issued (original maturities greater than three months)	15,512	9,972
Payments of borrowings (original maturities greater than three months)	(10,792)	(5,862)
Repurchases of common stock	(3,227)	(4,663)
Dividends paid	(1,202)	(1,065)
Other	(88)	(43)
Net cash provided by (used for) financing activities	(789)	3,379

Effect of Exchange Rate Changes on Cash, Cash Equivalents, and Restricted Cash	(6)	125

Net Increase (Decrease) in Cash, Cash Equivalents, and Restricted Cash	(327)	1,837
Cash, Cash Equivalents, and Restricted Cash at Beginning of Period	7,620	4,941
Cash, Cash Equivalents, and Restricted Cash at End of Period	$7,293	$6,778

See Condensed Notes to Interim Consolidated Financial Statements.

DEERE & COMPANY
Condensed Notes to Interim Consolidated Financial Statements
(In millions of dollars) Unaudited
(1)	Special Items

2024

Employee-Separation Programs

In the third quarter of 2024, the company implemented employee-separation programs for its salaried workforce in several geographic areas, including the United States, Europe, Asia, and Latin America. The programs’ main purpose was to help meet the company’s strategic priorities while reducing overlap and redundancy in roles and responsibilities. The programs were largely involuntary in nature with the expense recorded when management committed to a plan, the plan was communicated to the employees, and the employees were not required to provide service beyond the legal notification period.

The total programs’ pretax expenses are estimated to be approximately $150 million, with $124 million recorded in the third quarter of 2024. The remaining expenses are expected to be recorded primarily in 2025. The expenses for the three months and nine months ended July 28, 2024 were recorded as follows in millions of dollars:

	PPA	SAT	CF	FS	Total
Employee-Separation Programs:
Cost of sales	$18	$9	$8		$35
Research and development expenses	19	6	1		26
Selling, administrative and general expenses	25	14	11	$9	59
Total operating profit decrease	$62	$29	$20	$9	120
Non-operating profit expenses*					4
Total					$124

*Relates primarily to corporate expenses.

Annual pretax savings from these programs are estimated to be approximately $230 million, of which $100 million is estimated to be realized in 2024.

Banco John Deere

In the third quarter of 2024, the company’s board of directors authorized the sale of 50 percent of the company’s ownership in its wholly owned subsidiary, Banco John Deere S.A. (BJD). BJD, located in Brazil, is included in the company’s financial services segment and finances retail and wholesale loans for agricultural, construction, and forestry equipment. The transaction will reduce the company’s incremental risk as it continues to grow in the Brazilian market. As a result, the company classified the BJD business as held for sale, including a reversal of $38 million in allowance for credit losses, and the establishment of a $53 million valuation allowance on the assets held for sale. The net impact of these entries was a pretax and after-tax loss of $15 million recorded in “Selling, administrative and general expenses.”

In August 2024, the company entered into an agreement with a Brazilian bank, Banco Bradesco S.A., to invest and become 50 percent owner of BJD.

2023

Brazil Tax Ruling

In the third quarter of 2023, the Brazil Superior Court of Justice published a favorable tax ruling regarding taxability of local incentives, which allowed the company to record a $243 million reduction in the provision for income taxes and $47 million of interest income.

Financial Services Financing Incentives Correction

In the second quarter of 2023, the company corrected the accounting treatment for financing incentives offered to John Deere dealers, which impacted the timing of expense recognition and the presentation of incentive costs in the consolidated financial statements. The cumulative effect of this correction, $173 million pretax ($135 million after-tax), was recorded in the second quarter of 2023 in “Selling, administrative and general expenses” by financial services.

Summary of 2024 and 2023 Special Items

The following table summarizes the operating profit impact of the special items recorded in millions of dollars for the three months and nine months ended July 28, 2024 and July 30, 2023.

	Three Months					Nine Months
	PPA	SAT	CF	FS	Total	PPA	SAT	CF	FS	Total
2024 Expense:
Employee-separation programs	$62	$29	$20	$9	$120	$62	$29	$20	$9	$120
BJD remeasurement				15	15				15	15
Total 2024 expense	62	29	20	24	135	62	29	20	24	135

2023 Expense:
Financing incentives correction									173	173
Period over period change	$62	$29	$20	$24	$135	$62	$29	$20	$(149)	$(38)
(2)	The consolidated financial statements represent the consolidation of all Deere & Company’s subsidiaries. The supplemental consolidating data is presented for informational purposes. Transactions between the equipment operations and financial services have been eliminated to arrive at the consolidated financial statements. In the supplemental consolidating data in Note 3 to the financial statements, the “Equipment Operations” represents the enterprise without “Financial Services” which include the company’s production and precision agriculture operations, small agriculture and turf operations, and construction and forestry operations, and other corporate assets, liabilities, revenues, and expenses not reflected within “Financial Services.”

DEERE & COMPANY

(3) SUPPLEMENTAL CONSOLIDATING DATA

STATEMENTS OF INCOME

For the Three Months Ended July 28, 2024 and July 30, 2023

(In millions of dollars) Unaudited

	EQUIPMENT		FINANCIAL
	OPERATIONS		SERVICES		ELIMINATIONS		CONSOLIDATED
	2024	2023	2024	2023	2024	2023	2024	2023
Net Sales and Revenues
Net sales	$11,387	$14,284					$11,387	$14,284
Finance and interest income	155	210	$1,537	$1,335	$(231)	$(292)	1,461	1,253	[1]
Other income	246	222	130	110	(72)	(68)	304	264	[2,3]
Total	11,788	14,716	1,667	1,445	(303)	(360)	13,152	15,801

Costs and Expenses
Cost of sales	7,855	9,630			(7)	(6)	7,848	9,624	[4]
Research and development expenses	567	528					567	528
Selling, administrative and general expenses	962	913	318	199	(2)	(2)	1,278	1,110	[4]
Interest expense	91	94	812	622	(63)	(93)	840	623	[1]
Interest compensation to Financial Services	168	199			(168)	(199)			[1]
Other operating expenses	(16)	34	343	336	(63)	(60)	264	310	[3,5]
Total	9,627	11,398	1,473	1,157	(303)	(360)	10,797	12,195

Income before Income Taxes	2,161	3,318	194	288			2,355	3,606
Provision for income taxes	583	564	42	72			625	636

Income after Income Taxes	1,578	2,754	152	216			1,730	2,970
Equity in income of unconsolidated affiliates		2	1				1	2

Net Income	1,578	2,756	153	216			1,731	2,972
Less: Net loss attributable to noncontrolling interests	(3)	(6)					(3)	(6)
Net Income Attributable to Deere & Company	$1,581	$2,762	$153	$216			$1,734	$2,978

1 Elimination of intercompany interest income and expense.

2 Elimination of Equipment Operations’ margin from inventory transferred to equipment on operating leases.

3 Elimination of income and expense between Equipment Operations and Financial Services related to intercompany guarantees of investments in certain international markets and intercompany service revenues and expenses.

4 Elimination of intercompany service fees.

5 Elimination of Financial Services’ lease depreciation expense related to inventory transferred to equipment on operating leases.

DEERE & COMPANY

SUPPLEMENTAL CONSOLIDATING DATA (Continued)

STATEMENTS OF INCOME

For the Nine Months Ended July 28, 2024 and July 30, 2023

(In millions of dollars) Unaudited

	EQUIPMENT		FINANCIAL
	OPERATIONS		SERVICES		ELIMINATIONS		CONSOLIDATED
	2024	2023	2024	2023	2024	2023	2024	2023
Net Sales and Revenues
Net sales	$35,484	$41,765					$35,484	$41,765
Finance and interest income	441	444	$4,466	$3,609	$(700)	$(727)	4,207	3,326	[1]
Other income	732	639	341	378	(192)	(269)	881	748	[2,3]
Total	36,657	42,848	4,807	3,987	(892)	(996)	40,572	45,839

Costs and Expenses
Cost of sales	24,226	28,306			(21)	(18)	24,205	28,288	[4]
Research and development expenses	1,664	1,571					1,664	1,571
Selling, administrative and general expenses	2,844	2,630	771	769	(7)	(7)	3,608	3,392	[4]
Interest expense	314	298	2,354	1,604	(190)	(231)	2,478	1,671	[1]
Interest compensation to Financial Services	510	496			(510)	(496)			[1]
Other operating expenses	76	172	1,018	1,043	(164)	(244)	930	971	[3,5]
Total	29,634	33,473	4,143	3,416	(892)	(996)	32,885	35,893

Income before Income Taxes	7,023	9,375	664	571			7,687	9,946
Provision for income taxes	1,700	2,020	145	144			1,845	2,164

Income after Income Taxes	5,323	7,355	519	427			5,842	7,782
Equity in income of unconsolidated affiliates		3	4	2			4	5

Net Income	5,323	7,358	523	429			5,846	7,787
Less: Net loss attributable to noncontrolling interests	(9)	(10)					(9)	(10)
Net Income Attributable to Deere & Company	$5,332	$7,368	$523	$429			$5,855	$7,797

1 Elimination of intercompany interest income and expense.

2 Elimination of Equipment Operations’ margin from inventory transferred to equipment on operating leases.

3 Elimination of income and expense between Equipment Operations and Financial Services related to intercompany guarantees of investments in certain international markets and intercompany service revenues and expenses.

4 Elimination of intercompany service fees.

5 Elimination of Financial Services’ lease depreciation expense related to inventory transferred to equipment on operating leases.

DEERE & COMPANY

SUPPLEMENTAL CONSOLIDATING DATA (Continued)

CONDENSED BALANCE SHEETS

(In millions of dollars) Unaudited

	EQUIPMENT			FINANCIAL
	OPERATIONS			SERVICES			ELIMINATIONS			CONSOLIDATED
	Jul 28	Oct 29	Jul 30	Jul 28	Oct 29	Jul 30	Jul 28	Oct 29	Jul 30	Jul 28	Oct 29	Jul 30
	2024	2023	2023	2024	2023	2023	2024	2023	2023	2024	2023	2023
Assets
Cash and cash equivalents	$5,385	$5,720	$4,858	$1,619	$1,738	$1,718				$7,004	$7,458	$6,576
Marketable securities	155	104	3	985	842	838				1,140	946	841
Receivables from Financial Services	3,951	4,516	5,312				$(3,951)	$(4,516)	$(5,312)				[6]
Trade accounts and notes receivable – net	1,150	1,320	1,589	8,890	8,687	9,991	(2,571)	(2,268)	(2,283)	7,469	7,739	9,297	[7]
Financing receivables – net	82	64	60	43,814	43,609	41,242				43,896	43,673	41,302
Financing receivables securitized – net	2			8,272	7,335	7,001				8,274	7,335	7,001
Other receivables	1,821	1,813	2,599	494	869	599	(45)	(59)	(80)	2,270	2,623	3,118	[7]
Equipment on operating leases – net				7,118	6,917	6,709				7,118	6,917	6,709
Inventories	7,696	8,160	9,350							7,696	8,160	9,350
Property and equipment – net	7,058	6,843	6,385	34	36	33				7,092	6,879	6,418
Goodwill	3,960	3,900	3,994							3,960	3,900	3,994
Other intangible assets – net	1,030	1,133	1,199							1,030	1,133	1,199
Retirement benefits	3,047	2,936	3,503	80	72	71	(1)	(1)	(1)	3,126	3,007	3,573	[8]
Deferred income taxes	2,192	2,133	1,393	35	68	65	(329)	(387)	(98)	1,898	1,814	1,360	[9]
Other assets	2,236	1,948	2,083	675	559	583	(8)	(4)	(7)	2,903	2,503	2,659
Assets held for sale				2,965						2,965
Total Assets	$39,765	$40,590	$42,328	$74,981	$70,732	$68,850	$(6,905)	$(7,235)	$(7,781)	$107,841	$104,087	$103,397

Liabilities and Stockholders’ Equity

Liabilities
Short-term borrowings	$983	$1,230	$1,773	$14,311	$16,709	$15,370				$15,294	$17,939	$17,143
Short-term securitization borrowings	1			7,868	6,995	6,608				7,869	6,995	6,608
Payables to Equipment Operations				3,951	4,516	5,312	$(3,951)	$(4,516)	$(5,312)				[6]
Accounts payable and accrued expenses	13,880	14,862	14,403	3,141	3,599	3,307	(2,624)	(2,331)	(2,370)	14,397	16,130	15,340	[7]
Deferred income taxes	420	452	420	390	455	184	(329)	(387)	(98)	481	520	506	[9]
Long-term borrowings	6,592	7,210	7,299	36,100	31,267	30,813				42,692	38,477	38,112
Retirement benefits and other liabilities	2,048	2,032	2,423	109	109	114	(1)	(1)	(1)	2,156	2,140	2,536	[8]
Liabilities held for sale				1,803						1,803
Total liabilities	23,924	25,786	26,318	67,673	63,650	61,708	(6,905)	(7,235)	(7,781)	84,692	82,201	80,245

Redeemable noncontrolling interest	84	97	101							84	97	101

Stockholders’ Equity
Total Deere & Company stockholders’ equity	23,062	21,785	23,048	7,308	7,082	7,142	(7,308)	(7,082)	(7,142)	23,062	21,785	23,048	[10]
Noncontrolling interests	3	4	3							3	4	3
Financial Services equity	(7,308)	(7,082)	(7,142)				7,308	7,082	7,142				[10]
Adjusted total stockholders' equity	15,757	14,707	15,909	7,308	7,082	7,142				23,065	21,789	23,051
Total Liabilities and Stockholders’ Equity	$39,765	$40,590	$42,328	$74,981	$70,732	$68,850	$(6,905)	$(7,235)	$(7,781)	$107,841	$104,087	$103,397

6 Elimination of receivables / payables between Equipment Operations and Financial Services.

7 Primarily reclassification of sales incentive accruals on receivables sold to Financial Services.

8 Reclassification of net pension assets / liabilities.

9 Reclassification of deferred tax assets / liabilities in the same taxing jurisdictions.

10 Elimination of Financial Services’ equity.

DEERE & COMPANY

SUPPLEMENTAL CONSOLIDATING DATA (Continued)

STATEMENTS OF CASH FLOWS

For the Nine Months Ended July 28, 2024 and July 30, 2023

(In millions of dollars) Unaudited

	EQUIPMENT		FINANCIAL
	OPERATIONS		SERVICES		ELIMINATIONS		CONSOLIDATED
	2024	2023	2024	2023	2024	2023	2024	2023
Cash Flows from Operating Activities
Net income	$5,323	$7,358	$523	$429			$5,846	$7,787
Adjustments to reconcile net income to net cash provided by operating activities:
Provision (credit) for credit losses	10	3	212	(67)			222	(64)
Provision for depreciation and amortization	932	872	773	757	$(107)	$(102)	1,598	1,527	[11]
Impairments and other adjustments			53	173			53	173
Share-based compensation expense					159	112	159	112	[12]
Distributed earnings of Financial Services	250	31			(250)	(31)			[13]
Credit for deferred income taxes	(49)	(322)	(76)	(107)			(125)	(429)
Changes in assets and liabilities:
Receivables related to sales	106	(293)			(2,552)	(4,766)	(2,446)	(5,059)	[14,16]
Inventories	391	(534)			(157)	(129)	234	(663)	[15]
Accounts payable and accrued expenses	(924)	730	212	303	(303)	(986)	(1,015)	47	[16]
Accrued income taxes payable/receivable	13	(619)	18	24			31	(595)
Retirement benefits	(241)	(115)	(5)	(1)			(246)	(116)
Other	(109)	247	44	(15)	(107)	(56)	(172)	176	[11,12,15]
Net cash provided by operating activities	5,702	7,358	1,754	1,496	(3,317)	(5,958)	4,139	2,896

Cash Flows from Investing Activities
Collections of receivables (excluding receivables related to sales)			19,826	18,440	(683)	(848)	19,143	17,592	[14]
Proceeds from maturities and sales of marketable securities	56	68	277	59			333	127
Proceeds from sales of equipment on operating leases			1,451	1,445			1,451	1,445
Cost of receivables acquired (excluding receivables related to sales)			(21,395)	(21,043)	282	329	(21,113)	(20,714)	[14]
Purchases of marketable securities	(220)	(19)	(352)	(194)			(572)	(213)
Purchases of property and equipment	(1,041)	(885)	(2)	(2)			(1,043)	(887)
Cost of equipment on operating leases acquired			(2,377)	(2,143)	212	175	(2,165)	(1,968)	[15]
Decrease (increase) in investment in Financial Services	11	(811)			(11)	811			[17]
Increase in trade and wholesale receivables			(3,255)	(6,270)	3,255	6,270			[14]
Collateral on derivatives – net			390	240			390	240
Other	(88)	(210)	(8)	24	1	1	(95)	(185)
Net cash used for investing activities	(1,282)	(1,857)	(5,445)	(9,444)	3,056	6,738	(3,671)	(4,563)

Cash Flows from Financing Activities
Net proceeds (payments) in short-term borrowings (original maturities three months or less)	81	(152)	(1,073)	5,192			(992)	5,040
Change in intercompany receivables/payables	558	1,476	(558)	(1,476)
Proceeds from borrowings issued (original maturities greater than three months)	115	60	15,397	9,912			15,512	9,972
Payments of borrowings (original maturities greater than three months)	(1,061)	(116)	(9,731)	(5,746)			(10,792)	(5,862)
Repurchases of common stock	(3,227)	(4,663)					(3,227)	(4,663)
Capital Investment from Equipment Operations			(11)	811	11	(811)			[17]
Dividends paid	(1,202)	(1,065)	(250)	(31)	250	31	(1,202)	(1,065)	[13]
Other	(37)	4	(51)	(47)			(88)	(43)
Net cash provided by (used for) financing activities	(4,773)	(4,456)	3,723	8,615	261	(780)	(789)	3,379

Effect of Exchange Rate Changes on Cash, Cash Equivalents, and Restricted Cash	12	108	(18)	17			(6)	125

Net Increase (Decrease) in Cash, Cash Equivalents, and Restricted Cash	(341)	1,153	14	684			(327)	1,837
Cash, Cash Equivalents, and Restricted Cash at Beginning of Period	5,755	3,781	1,865	1,160			7,620	4,941
Cash, Cash Equivalents, and Restricted Cash at End of Period	$5,414	$4,934	$1,879	$1,844			$7,293	$6,778

11 Elimination of depreciation on leases related to inventory transferred to equipment on operating leases.

12 Reclassification of share-based compensation expense.

13 Elimination of dividends from Financial Services to the Equipment Operations, which are included in the Equipment Operations operating activities.

14 Primarily reclassification of receivables related to the sale of equipment.

15 Reclassification of direct lease agreements with retail customers.

16 Reclassification of sales incentive accruals on receivables sold to Financial Services.

17 Elimination of change in investment from Equipment Operations to Financial Services.